UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 7, 2009
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 7, 2009, Emisphere Technologies, Inc. (the “Company”) received an interim decision and award in an arbitration brought by its former CEO Michael Goldberg, M.D. against the Company which found that Dr. Goldberg’s termination in 2007 was not for cause under the terms of his employment agreement and dismissed the Company’s counterclaims and affirmative defenses. The arbitrator’s interim ruling reserved decision on remedies pending further briefing and continued the proceedings. The Company is analyzing the ruling and considering its options for further review.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
July 13, 2009	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer